Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14—SUBSEQUENT EVENTS

Subsequent to December 31, 2022, the Company signed a letter of intent for a sublease from DMI, a related party for a new warehouse in a building being leased by DMI. The new lease will allow the Company to close its two existing New Jersey warehouses and consolidate operations into one new warehouse. The lease, which is expected to be finalized in the fourth quarter of 2023 or the first quarter of 2024 is for 232,640 square feet for seven years at a cost of approximately $15 per square foot, including common area charges with annual increases of 3.75%.

On July 25, 2023, the Company and Bank of America amended the Credit Agreement (the “First Amendment”), in part, to require the Company maintain liquidity, which includes cash and certain qualifying customer and credit card account receivables, of $8.0 million. The Company and Bank of America amended the Credit Agreement on November 20, 2023 (the “Second Amendment”), which requires the Company to establish a Bank of America cash collateral account where cash and cash equivalents deposited in the cash collateral account do not constitute Liquidity for purposes of the Credit Agreement. Further, the Second Amendment requires that (i) at least $3.0 million of Liquidity be comprised of unrestricted cash and cash equivalents and (ii) more than $5.0 million of Liquidity be comprised of certain qualifying customer and credit card accounts receivable.

The Company entered into the Second Amendment, in part, to waive events of defaults on its existing Credit Agreement. The Term Loan Lenders, as part of the Second Amendment, agreed to defer the principal installment of the Term Loans in the amount of $937,500 required to be made on December 31, 2023 until the earliest to occur of (i) January 31, 2024, (ii) the date on which a subordinated Term Loan or an equity contribution, as applicable, is consummated (even if the date of such consummation precedes December 31, 2023) and (iii) an event of default. The Second Amendment requires the Company to pay the existing Term Facility and Revolving Facility by November 30, 2024 (the “Maturity Date”).

On October 19, 2023, the Company’s shareholders approved a reverse 1-for-50 stock split. All share and per share data have been retroactively restated to reflect the reverse split.

NOTE 20—SUBSEQUENT EVENTS

Subsequent to December 31, 2022, the Company signed a letter of intent for a sublease from DMI, a related party for a new warehouse in a building being leased by DMI. The new lease will allow the Company to close its two existing New Jersey warehouses and consolidate operations into one new warehouse. The lease, which is expected to be finalized in the third quarter of 2023 is for 228,000 square feet for seven years at a cost of approximately $15 per square foot, including common area charges with annual increases of 3.75%.

Bank of America Loan Amendment

On July 25, 2023, the Company and Bank of America amended the Credit Agreement (the “Amendment”), in part, to waive events of defaults on its existing credit agreement. The Amendment requires the Company to pay the existing Term Facility and Revolving Facility by August 31, 2024 (the “Maturity Date”). The Revolving Loan decreased to $10,000,000 from and after July 25, 2023. The Letter of Credit commitments decreased to $2,000,000 and the Swing Line Loan was eliminated. The amendment also establishes a new EBITDA covenant and requires the Company to maintain minimum liquidity of $8 million including restricted cash and $5 million excluding restricted cash. Liquidity as defined in the Amendment includes Cash and certain qualifying customer and credit card accounts receivable.

The Term Loan and Revolving Loan will bear interest on the unpaid principal amount thereof as follows: (i) if it is a loan bearing interest at a rate determined by the Base Rate, then at the Base Rate plus the Applicable Rate for such loan and (ii) if it is a loan bearing interest at a rate determined by Term SOFR, then at Term SOFR plus the Applicable Rate for such loan. The Company may elect to continue or convert the existing interest rate benchmark for the Term Loan from Term SOFR to Base Rate, and may elect the interest rate benchmark for future revolving loans as either Term SOFR or Base Rate (and, with respect to any loan made using Term SOFR, may also select the interest period applicable to any such loan), by notifying the Agent and the Lenders from time to time in accordance with the provisions of the Amendment and Credit Agreement. The Applicable Rate increased from a high of 1.95% and 0.95%, respectively, for Term SOFR and Base Rate in the Credit Agreement to 4.00% for each of Term SOFR and Base Rate as a result of the Amendment. Interest is payable in arrears on each Interest Payment Date (as defined in the Credit Agreement). Notwithstanding the foregoing, following an event of default, the loans under the Credit Facilities will bear interest at a rate that is 2% per annum higher than the interest rate then in effect for the applicable loan.

Commencing on September 30, 2023, through and including June 30, 2024, the Borrowers must repay the principal amount of the Term Loan in quarterly installments of $1,875,000 each, payable on the last business day of each March, June, September and December. Revolving Loans may be repaid and reborrowed at any time until the Maturity Date, subject to the terms and conditions set forth in the Credit Agreement. Mandatory prepayments of Revolving Loans are required if the amount borrowed at any time exceeds the commitment amount. The Company may voluntarily prepay the Loans from time to time in accordance with the provisions of the Credit Agreement, and will be required to prepay the Loans under certain limited circumstances as set forth in the Credit Agreement, including upon receipt of cash proceeds in connection with certain specified asset sales, receipt of loss or condemnation proceeds or other cash proceeds received other than in the ordinary course of business or upon receipt of cash proceeds from the incurrence of indebtedness that is not permitted under the Credit Agreement, all as more specifically set forth in the Credit Agreement. The Loans may from time to time be further evidenced by separate promissory notes issued by the Borrowers.

As a result of the reduced term, the Company has begun discussions with investment bankers to place financing to replace the existing credit agreement by August 31, 2024.